INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Jan. 01, 2023
Intangible assets [Abstract]
INTANGIBLE ASSETS AND GOODWILL	INTANGIBLE ASSETS AND GOODWILL:
Intangible assets:

2022	Customer contracts and customer relationships	Trademarks	License agreements	Computer software	Non-compete agreements	Total

Cost
Balance, January 2, 2022	$224,489	$226,172	$72,796	$67,157	$1,790	$592,404
Additions	—	—	—	5,205	—	5,205
Disposals	—	—	(2,346)	(1,788)	—	(4,134)
Balance, January 1, 2023	$224,489	$226,172	$70,450	$70,574	$1,790	$593,475

Accumulated amortization
Balance, January 2, 2022	$148,132	$19,127	$66,929	$49,796	$1,790	$285,774
Amortization (note 21)	11,194	—	2,561	5,397	—	19,152
Disposals	—	—	(1,967)	(1,725)	—	(3,692)
Write-downs and impairments	25,095	36,320	875	—	—	62,290
Balance, January 1, 2023	$184,421	$55,447	$68,398	$53,468	$1,790	$363,524
Carrying amount, January 1, 2023	$40,068	$170,725	$2,052	$17,106	$—	$229,951

2021	Customer contracts and customer relationships	Trademarks	License agreements	Computer software	Non-compete agreements	Total

Cost
Balance, January 3, 2021	$224,489	$226,172	$72,796	$64,295	$1,790	$589,542
Additions	—	—	—	3,635	—	3,635
Disposals	—	—	—	(773)	—	(773)
Balance, January 2, 2022	$224,489	$226,172	$72,796	$67,157	$1,790	$592,404

Accumulated amortization
Balance, January 3, 2021	$142,131	$46,351	$64,347	$45,022	$1,790	$299,641
Amortization (note 21)	9,944	292	2,582	5,258	—	18,076
Disposals	—	—	—	(484)	—	(484)
(Impairment reversal, net of write-downs)	(3,943)	(27,516)	—	—	—	(31,459)
Balance, January 2, 2022	$148,132	$19,127	$66,929	$49,796	$1,790	$285,774
Carrying amount, January 2, 2022	$76,357	$207,045	$5,867	$17,361	$—	$306,630

During fiscal 2022, the Company recorded an impairment charge of $62.3 million relating to intangible assets (both definite and indefinite life) acquired in previous business acquisitions.

During fiscal 2021, the Company recorded an impairment reversal, net of write-downs, of $31.5 million. The impairment reversal, net of write-downs includes a $55.6 million impairment reversal relating to intangible assets (both definite and indefinite life) acquired in previous business acquisitions, partially offset by a $24.1 million write-off of certain intangible assets relating to the Company's Hosiery CGU. The write-off of intangible assets included a write-down of $10.4 million in trademarks and $13.7 million in customer relationships, that were assessed as having no future economic benefit. These asset write-offs related to the Company’s plan to exit its sheer panty hose, tights, leggings, ladies shapewear, intimates, and accessories products.

The carrying amount of internally-generated assets within computer software was $13.6 million as at January 1, 2023 (January 2, 2022 - $14.1 million). Included in computer software as at January 1, 2023 is $4.4 million (January 2, 2022 - $3.6 million) of assets not yet utilized in operations.
11. INTANGIBLE ASSETS AND GOODWILL (continued):
Goodwill:

	2022	2021

Balance, beginning of fiscal year	$283,815	$206,636
Goodwill (disposed) acquired	(13,892)	77,179
Purchase price allocation adjustment	1,754	—
Balance, end of fiscal year	$271,677	$283,815

Recoverability of cash-generating units:
Goodwill acquired through business acquisitions and intangibles have been allocated to the Company's CGUs as follows:

	January 1, 2023	January 2, 2022

Textile & Sewing:
Goodwill	$271,677	$283,815
Definite life intangible assets (excluding computer software)	19,282	23,430
Indefinite life intangible assets	93,400	93,400
	$384,359	$400,645

Hosiery:
Goodwill	$—	$—
Definite life intangible assets (excluding computer software)	22,838	58,794
Indefinite life intangible assets	77,325	113,645
	$100,163	$172,439

In assessing whether goodwill and indefinite life intangible assets are impaired, the carrying amounts of the CGUs (including goodwill and indefinite life intangible assets) are compared to their recoverable amounts. The recoverable amounts of CGUs are based on the higher of the value in use and fair value less costs of disposal.

The Company performed its annual impairment review for goodwill and indefinite life intangible assets as at January 1, 2023 and January 2, 2022. The estimated recoverable amount for the Textile & Sewing CGU exceeded its carrying amounts and as a result, there was no impairment identified. The carrying value for the Hosiery CGU was in excess of its estimated recoverable amount and as a result the Company recorded an impairment charge of $62.3 million for the year ended January 1, 2023 relating to intangible assets (both definite and indefinite life) acquired in previous business acquisitions. For the year ended January 2, 2022, the estimated recoverable amount for the Hosiery CGU was in excess of its carrying value resulting in an impairment reversal of $55.6 million, relating to intangible assets (both definite and indefinite life) acquired in previous business acquisitions.
Recoverable amount for Textile & Sewing and Hosiery CGUs
The Company determined the recoverable amounts of the Textile & Sewing and Hosiery CGUs based on the fair value less costs of disposal method. The fair values of the Textile & Sewing and Hosiery CGUs were based on a multiple applied to adjusted EBITDA (as defined in note 25) for the next year, which takes into account financial forecasts approved by senior management. The key assumptions for the fair value less costs of disposal method include estimated sales volumes, selling prices, input costs, and SG&A expenses in determining forecasted adjusted EBITDA, as well as the multiple applied to forecasted adjusted EBITDA. The adjusted EBITDA multiple was obtained by using market comparables as a reference. The values assigned to the key assumptions represent management’s assessment of future trends and have been based on historical data from external and internal sources.
11. INTANGIBLE ASSETS AND GOODWILL (continued):

Recoverability of cash-generating units (continued):
Textile & Sewing CGU
For the Textile & Sewing CGU, no reasonably possible change in the key assumptions used in determining the recoverable amount would result in any impairment of goodwill or indefinite life intangible assets.

Hosiery CGU
Based on the results of the impairment test performed on January 1, 2023, the recoverable amount of the CGU of $265.5 million (2021 - $544.0 million) is lower than the carrying value and as a result there was $62.3 million impairment identified.

The fair value of the Hosiery CGU was based on a multiple applied to the risk-adjusted forecasted adjusted EBITDA (see definition of adjusted EBITDA in note 25). The key assumptions used in the estimation of the recoverable amount for the Hosiery CGU are the risk-adjusted forecasted adjusted EBITDA for the next year and the adjusted EBITDA multiple of 7.5 (January 1, 2023 test) and 10 (January 2, 2022 test). The adjusted EBITDA multiple was obtained by using market comparables as a reference. The most significant assumptions that form part of the risk-adjusted forecasted adjusted EBITDA for the Hosiery CGU relate to estimated sales volumes, selling prices, input costs, and SG&A expenses. A decrease in the risk adjusted forecasted adjusted EBITDA of 10% in the Hosiery CGU combined with a decrease in the adjusted EBITDA multiple by a factor of 1 would result in an additional impairment of approximately $50.0 million. Conversely an increase in the risk adjusted forecasted adjusted EBITDA of 10% combined with an increase in the adjusted EBITDA multiple by a factor of 1 would result in a reduction of impairment of approximately $55.0 million. The values assigned to the key assumptions represent management’s assessment of future trends and have been based on historical data from external and internal sources.